                          SCHEDULE  14-A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                   South Jersey Financial Corporation, Inc.
        --------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

          ......................................................................
     2)   Aggregate number of securities to which transaction applies:

          ......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ......................................................................
     4)   Proposed maximum aggregate value of transaction:

          ......................................................................
     5)   Total fee paid:

          ......................................................................

                   South Jersey Financial Corporation, Inc.
                                 4651 Route 42
                        Turnersville, New Jersey 08012
                                (856) 629-6000


                                                                 January 4, 2000

Dear Shareholders:

     You are cordially invited to attend the special meeting of shareholders (the "Special Meeting") of South Jersey Financial Corporation, Inc. (the "Company"), the holding company for South Jersey Savings and Loan Association (the "Association"), Turnersville, New Jersey, in order to consider the approval of the South Jersey Financial Corporation, Inc. 2000 Stock Option Plan (the "Stock Option Plan"), the approval of the South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan (the "Restricted Stock Plan") and the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2000, which meeting will be held on February 16, 2000 at 11:00 a.m., Eastern Time, at the Renaissance Room, 194 Fries Mill Road, Turnersville, New Jersey.

     The attached Notice of the Special Meeting and the Proxy Statement describe the business to be transacted at the Special Meeting. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Special Meeting to respond to your questions.

     The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1, THE APPROVAL OF THE STOCK OPTION PLAN, "FOR" PROPOSAL 2, THE APPROVAL OF THE RESTRICTED STOCK PLAN AND "FOR" PROPOSAL 3, THE RATIFICATION OF AUDITORS.

     PLEASE PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE SPECIAL MEETING.

     On behalf of the Board of Directors and all of the employees of the Company and the Association, I thank you for your continued interest and support.

                              Sincerely yours,

                              /s/ Robert J. Colacicco

                              Robert J. Colacicco
                              President and Chief Executive Officer

                   South Jersey Financial Corporation, Inc.
                                 4651 Route 42
                        Turnersville, New Jersey 08012
                      __________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held on February 16, 2000
                      __________________________________


     NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of South Jersey Financial Corporation, Inc. (the "Company"), the holding company for South Jersey Savings and Loan Association (the "Association"), will be held on February 16, 2000 at 11:00 a.m., Eastern Time, at the Renaissance Room, 194 Fries Mill Road, Turnersville, New Jersey.

     The purpose of the Special Meeting is to consider and vote upon the following matters:

     1. The approval of the South Jersey Financial Corporation, Inc. 2000 Stock Option Plan;
     2. The approval of the South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan;
     3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2000; and
     4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established December 23, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or at any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Special Meeting will be available at South Jersey Financial Corporation, Inc., 4651 Route 42, Turnersville, New Jersey 08012, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.


                                   By Order of the Board of Directors

                                   /s/ Joseph M. Sidebotham

                                   Joseph M. Sidebotham
                                   Corporate Secretary

Turnersville, New Jersey
January 4, 2000

                   South Jersey Financial Corporation, Inc.

                            _______________________

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                               February 16, 2000

                            _______________________

Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to shareholders of South Jersey Financial Corporation, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting of shareholders (the "Special Meeting"), to be held on February 16, 2000, at 11:00 a.m., Eastern Time, at the Renaissance Room, 194 Fries Mill Road, Turnersville, New Jersey, and at any adjournments thereof. The accompanying Notice of Special Meeting and this Proxy Statement are first being mailed to record holders on or about January 4, 2000.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Special Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE APPROVAL OF THE SOUTH JERSEY FINANCIAL CORPORATION, INC. 2000 STOCK OPTION PLAN (THE "STOCK OPTION PLAN"), "FOR" THE APPROVAL OF THE SOUTH JERSEY FINANCIAL CORPORATION, INC. 2000 RESTRICTED STOCK PLAN (THE "RESTRICTED STOCK PLAN") AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000.

     Other than the matters listed on the attached Notice of Special Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND THE SPECIAL MEETING AND VOTE PERSONALLY AT THE SPECIAL MEETING.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, South Jersey Savings and Loan Association (the "Association"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

     The close of business on December 23, 1999, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,603,759 shares.

     As provided in the Company's Certificate of Incorporation, in no event shall any record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares (the "Limit"), be entitled to vote in respect of the shares held in excess of the 10% Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the approval of the South Jersey Financial Corporation, Inc. 2000 Stock Option Plan (Proposal 1), the approval of the South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan (Proposal 2), and as to the ratification of Deloitte & Touche LLP as independent auditors of the Company (Proposal 3) and all other matters that may properly come before the Special Meeting, by checking the appropriate box, a shareholder may (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item.

     Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes present and entitled to vote on a proposal at the Special Meeting is required to constitute shareholder approval of each of Proposals 1, 2 and 3. Shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote. Shares underlying broker non-votes, however, will count for determining whether a quorum is present at the Special Meeting.

     Proxies solicited hereby are to be returned to the Company's Transfer Agent, Registrar and Transfer Company ("RTC"). The Board of Directors has designated RTC to act as the inspector of election and tabulate the votes at the Special Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                   Amount and
                                                                    Nature of
                               Name and Address of                 Beneficial
Title of Class                   Beneficial Owner                   Ownership     Percent of Class
--------------     --------------------------------------          -----------    ----------------
Common Stock      Seidman and Associates, L.L.C.,                   328,100(1)               9.1%
                  Seidman and Associates II, L.L.C.,
                  Seidman Investment Partnership, L.P.,
                  Seidman Investment Partnership II, L.P.,
                  Lawrence B. Seidman, Kerrimatt, L.P.,
                  Federal Holdings, L.L.C., Benchmark
                  Partners, L.P., Richard Whitman,
                  Lorraine DiPaolo
                  100 Misty Lane
                  Parsippany, New Jersey 07054

Common Stock      South Jersey Savings and Loan Association         303,474(2)               8.4%
                  Employee Stock Ownership Plan (the "ESOP")
                  4651 Route 42
                  Turnersville, New Jersey 08012

Common Stock      The South Jersey Savings Charitable               280,995(3)               7.8%
                  Foundation
                  (the "Foundation")
                  4651 Route 42
                  Turnersville, New Jersey 08012

__________________
(1) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13D filed with the SEC and most recently amended on July 19, 1999.
(2) Shares of Common Stock were acquired by the ESOP in the Association's conversion. The ESOP Committee administers the ESOP. The ESOP Trustee votes all allocated shares held in the ESOP in accordance with the instructions of the participants. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As of December 23, 1999, no shares had been allocated to ESOP participants. However, for the sole purpose of providing the ESOP Trustee with voting instructions each participant shall be deemed to have one share allocated to his account and the ESOP Trustee, subject to its fiduciary obligations, will vote all shares in accordance with the instructions received from the participants.
(3) The Foundation was established and funded by the Company in connection with the Association's conversion with an amount of the Company's Common Stock equal to 8.0% of the total amount of Common Stock sold in the conversion. The Foundation is a Delaware non-stock corporation and is dedicated to the promotion of charitable purposes within the communities in which the Association operates. The Foundation is governed by a board of directors with four members, three of whom are directors or officers of the Company or the Association. Pursuant to the terms of the contribution of Common Stock, as mandated by the Office of Thrift Supervision ("OTS"), all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of the Company's Common Stock on all proposals considered by shareholders of the Company.

Security Ownership of Management

     The following table sets forth information as of the Record Date as to shares of Common Stock beneficially owned by each director, each Named Executive Officer and all directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals.

                                                                           Amount and
                                                                           Nature of         Percent
                                                                           Beneficial          of
Name of Beneficial Owner              Position with the Company            Ownership(1)      Class(2)
------------------------       --------------------------------------      -----------       --------
DIRECTORS
Richard Baer                   Director                                      1,000              *

Robert J. Colacicco            President, Chief Executive Officer and       15,200              *
                               Director

Richard W. Culbertson, Jr.     Director and Chairman of the Board            5,700              *

Gregory M. DiPaolo             Executive Vice President, Treasurer, Chief   34,800              *
                               Operating Officer and Director

John V. Field                  Director                                     20,000              *

Richard G. Mohrfeld            Director                                     15,000              *

Lawrence B. Seidman (3)        Director                                    328,100              9.1%

Ronald L. Woods                Director                                     28,600              *

NAMED EXECUTIVE OFFICERS
(Who are not Directors)

Jane E. Brode                  Senior Vice President, South Jersey          11,900              *
                               Savings and Loan Association

Joseph M. Sidebotham           Corporate Secretary and Chief Accounting      6,400              *
                               Officer

All directors and executive
officers as a group
(11 persons)...............                                                472,235             13.1%

__________________
*    Does not exceed 1.0% of the Company's voting securities.
(1) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.
(2) As of the Record Date, there were 3,603,759 shares of Common Stock outstanding.
(3) For further information concerning shares beneficially held by Mr. Seidman, see "Security Ownership of Certain Beneficial Owners."

        In August 1999, the Company entered into an agreement with Mr. Seidman and certain related individuals and entities (referred to as the "Seidman Group") in connection with Mr. Seidman and Mr. Baer becoming members of the Company's Board of Directors. Under the Agreement, the Seidman Group agreed to vote all of its shares of stock in favor of the Stock Option Plan and Restricted Stock Plan.

Interest of Certain Persons in Matters to be Acted Upon

     Upon obtaining shareholder approval, the Company and the Association intend to make option and award grants to non-employee directors and employees of the Company and the Association at levels consistent with other recently converted thrift institutions under the plans being presented for approval in Proposal 1 and Proposal 2.

Directors' Compensation

     Directors' Fees. All non-employee directors of the Association receive an annual retainer of $7,000 a year, except that the Chairman of the Board receives an annual retainer of $8,000. All non-employee directors of the Association also receive $450 for each Board meeting attended and $250 for each Committee meeting attended. Non-employee directors of the Company receive an annual retainer of $3,500 and do not receive additional fees for meetings of the Board of Directors of the Company.

     Consulting Agreement. On August 12, 1999, the Company entered into a consulting agreement with Mr. Seidman. The agreement, which is for a one-year term, commenced on August 12, 1999 and provides that Mr. Seidman be paid an amount of $45,000 for consulting services to the Company.

     Stock Option Plan and Restricted Stock Plan. For information regarding option and restricted stock awards to be granted to directors pursuant to the Stock Option Plan and Restricted Stock Plan, subject to stockholder approval of such plans, see "Proposal 1. Approval of the South Jersey Financial Corporation, Inc. 2000 Stock Option Plan" and "Proposal 2. Approval of the South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan."

Executive Compensation

     Summary Compensation Table. The following table sets forth the compensation paid by the Association for services rendered in all capacities during the years ended December 31, 1999, 1998, and 1997, to the Chief Executive Officer and to executive officers of the Company and the Association who received salary and bonus in excess of $100,000 ("Named Executive Officers").


                                                                                     Long-Term Compensation/(2)/
                                                                              ---------------------------------------
                                           Annual Compensation/(1)/                Awards                Payouts
                                    ---------------------------------------   ------------------------   ------------
                                                              Other           Restricted   Securities
Name and                                                     Annual              Stock      Underlying      LTIP     All Other
Principal Positions         Year     Salary     Bonus     Compensation/(2)/     Awards    Options/SARs    Payouts  Compensation/(3)/
-------------------         -----    ------     -----     ----------------    ---------   -----------     ------   ----------------
Robert J. Colacicco         1999    $170,435         (1)       --                  --          --           --            $33,033
  President and Chief       1998     153,331   $32,599         --                  --          --           --             44,884
  Executive Officer         1997     141,107    31,044         --                  --          --           --             39,821

Gregory M. DiPaolo          1999    $142,730   $ 2,000(1)      --                  --          --           --            $30,434
  Executive Vice President, 1998     128,410    25,201         --                  --          --           --             27,851
  Treasurer and             1997     118,102    25,982         --                  --          --           --             25,231
  Chief Operating Officer

Jane E. Brode               1999    $ 94,328        (1)         --                 --          --           --            $16,987
  Senior Vice President

Joseph M. Sidebotham        1999    $ 87,422   $10,000(1)       --                 --          --           --            $16,932
  Corporate Secretary and
  Chief Accounting Officer

______________________________
(1) Under Annual Compensation, the column titled "Bonus" consists of Board approved discretionary bonuses. During 1999, Messrs. DiPaolo and Sidebotham received Board approved discretionary bonuses of $2,000 and $10,000, respectively, for their efforts in connection with the Association's mutual to stock conversion transaction. In addition, a Board-approved discretionary cash bonus for all Named Executive Officers for the year ended December 31, 1999 will be determined and paid in 2000. It is expected that the Board approved discretionary annual bonuses for 1999 for Ms. Brode and Mr. Sidebotham will exceed $5,672 and $2,578, respectively, thus designating them both to be Named Executive Officers.
(2) The aggregate amount of perquisites and other personal benefits was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported. For 1999, 1998 and 1997, the Company had no stock-related plans in existence.
(3) For 1999, other compensation consists of employer contributions of $30,000, $29,429, $16,728 and $16,391 to the Association's money purchase pension plan on behalf of Messrs. Colacicco, DiPaolo and Sidebotham and Ms. Brode, respectively. For 1999, other compensation also includes the value of life insurance premiums of $3,033, $1,005, $204 and $596 paid by the Association on behalf of Messrs. Colacicco, DiPaolo and Sidebotham and Ms. Brode, respectively. For 1999, other compensation does not reflect accruals for Messrs. Colacicco and DiPaolo under the South Jersey Savings and Loan Association Supplemental Executive Retirement Plan, since those amounts are not determinable as of the date of this Proxy Statement.

Employment Agreements

     Effective as of February 12, 1999, each of the Named Executive Officers (individually, the "Executive" and, collectively, the "Executives") entered into an employment agreement with the Association (collectively, the "Association Employment Agreements"), and each of the Executives, other than Ms. Brode, entered into an employment agreement with the Company (collectively, the "Company Employment Agreements"). The employment agreements are intended to ensure that the Association's and the Company's management base remains stable. The continued success of the Association and the Company depends to a significant degree on the skills and competence of the Executives.

     The Association Employment Agreements provide for a three-year term for Messrs. Colacicco and DiPaolo and a two-year term for Mr. Sidebotham and Ms. Brode. Each Association Employment Agreement provides that commencing on the first anniversary date of the agreement and continuing each anniversary date thereafter the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, in the case of Messrs. Colacicco and DiPaolo, and two years, in the case of Mr. Sidebotham and Ms. Brode. The Company Employment Agreements provide for a three-year term for Messrs. Colacicco and DiPaolo and a two-year term for Mr. Sidebotham. The term of each Company Employment Agreement automatically extends on a daily basis, unless written notice of non-renewal is given by the Board of Directors of the Company or the Executive. The Association and Company Employment Agreements set forth the Executives' annual base salaries and provide that the Executive's base salary will be reviewed annually. The base salaries initially effective for Messrs. Colacicco, DiPaolo, Sidebotham and Ms. Brode are $170,430, $142,731, $87,403 and $94,316, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel. The employment agreements provide for termination of the Executive by the Association or the Company for cause (as described in the agreements) at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or, in the event of the Executive's resignation from the Association or the Company, as the case may be, upon: (i) the failure to re-elect or re-appoint the Executive to his current office; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) the liquidation or dissolution of the Association or the Company; or (v) a breach of the employment agreement by the Association or the Company (collectively referred to as an "Event of Termination"), the Executive or, in the event of the Executive's death, the Executive's beneficiary, would be entitled to receive an amount generally equal to the base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements had the Executives' employment not terminated. In addition, the Executive would receive a payment attributable to the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Association or the Company during the remaining term of the employment agreements, together with the value of stock-based incentives previously awarded to the Executive. The Association and the Company would also continue or pay for the continuance of the Executive's life, health and disability coverage for the remaining term of the employment agreement. Upon the occurrence of an Event of Termination, the Executive is subject to a covenant not to compete with the Company or the Association for one year.

     Under the employment agreements, if involuntary termination or voluntary termination of the Executive's employment follows a change in control of the Association or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary, would receive an amount generally equal to the greater of: (i) the payments due for the remaining term of the agreement, including the value of stock-based incentives previously awarded to the Executive; or (ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months, in the case of Messrs. Colacicco and DiPaolo, and twenty-four months in the case of Mr. Sidebotham and Ms. Brode. Notwithstanding that both the Company and Association agreements provide for a severance payment in the event of a change in control, the Executive may not receive duplicative payments under the agreements.

     Payments to the Executive under the Association Employment Agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payments under the Company Employment Agreements would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the employment agreements will be paid by the Company or the Association, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal, New Jersey and Delaware law, respectively.

Transactions With Certain Related Persons

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Association currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Association's policy provides that all loans made by the Association to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.
As of December 31, 1999, one of the Association's directors, Mr. Mohrfeld, had a residential first mortgage loan with the Association which had an outstanding balance totalling $208,339. In addition, one of the Association's directors, Mr. Woods, is the executor of an estate which has a residential first mortgage loan with the Association which had an outstanding balance totalling $69,270, at December 31, 1999. Such loans were made by the Association in the ordinary course of business, with no favorable terms and such loans do not involve more than the normal risk of collectibility or present unfavorable features.

     The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

Other Transactions With Affiliates

     The Company and the Association utilize the services of the law offices of John V. Field, PA, of which Mr. Field, a director of the Company and the Association, is the sole shareholder, for a variety of legal work, relating to the ordinary course of the Company's and Association's business. During 1999, the Company and the Bank made payments to Mr. Field's firm for legal services totalling $34,000.

                PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING

                          PROPOSAL 1. APPROVAL OF THE
                   SOUTH JERSEY FINANCIAL CORPORATION, INC.
                            2000 STOCK OPTION PLAN


     The Board of Directors of the Company is presenting for shareholder approval the South Jersey Financial Corporation, Inc. 2000 Stock Option Plan (the "Stock Option Plan"), in the form attached hereto as Appendix A. The purpose of the Stock Option Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") of the Company and any of its affiliates, including the Association, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the Stock Option Plan which is qualified in its entirety by the complete provisions of the Stock Option Plan attached hereto as Appendix A.

Summary of the Plan

     Type of Stock Option Grants. The Stock Option Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and Non-Statutory Stock Options ("NSOs").

     Administration. The Stock Option Plan will be administered by a Committee appointed by the Company's Board of Directors. Subject to the terms of the Stock Option Plan and resolutions of the Committee, the Committee interprets the Stock Option Plan and is authorized to make all determinations and decisions thereunder. The Committee also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

     Participants. All employees and outside directors of the Company and its subsidiaries, are eligible to participate in the Stock Option Plan.

     Number of Shares of Common Stock Available. The Company has reserved 379,343 shares of Common Stock for issuance under the Plan in connection with the exercise of options. Shares of Common Stock reserved under the Stock Option Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an option which expires or otherwise terminates unexercised will again be available for issuance under the Stock Option Plan.

     Stock Option Grants. The exercise price of each ISO or NSO will not be less than the fair market value of the Common Stock on the date the ISO or NSO is granted.

     Under generally accepted accounting principles, compensation expense will generally not be recognized with respect to the award of stock options to employees and directors of the Company and its subsidiaries.

     The exercise price of an option may be paid in cash, Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Board.

     Under the Plan, the Board may permit participants to transfer NSOs to eligible transferees (as such eligibility is determined by the Committee). Each option may be exercised during the holder's lifetime, only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines or as may be specified in the Stock Option Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Committee or specified in the Stock Option Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Committee may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

     Effect of a Change in Control. In the event of a change in control (as defined in the Stock Option Plan) of the Company or the Association, each outstanding stock option grant will immediately become fully vested and exercisable. In addition, in the event of a change in control, the Plan provides for the cash settlement of any outstanding stock option if provision is not made for the assumption of the options in connection with the change in control.

     Term of the Plan. The Stock Option Plan will be effective on February 16, 2000 but only if the Stock Option Plan is approved by the stockholders of the Company on that date. The Stock Option Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     Amendment of the Plan. The Stock Option Plan allows the Board to amend the Plan without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or and NSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to any deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includable in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of an NSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. The disposition of shares acquired upon the exercise of a NSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

New Plan Benefits

     The Company anticipates that option grants will be made to non-employee directors and employees on or after the effective date of the Stock Option Plan at levels consistent with other recently converted thrift institutions. However, no specific determinations have been made regarding the size of individual awards.

UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE SOUTH JERSEY FINANCIAL CORPORATION, INC. 2000 STOCK OPTION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE SOUTH JERSEY FINANCIAL CORPORATION, INC. 2000 STOCK OPTION PLAN.

                          PROPOSAL 2. APPROVAL OF THE
                   SOUTH JERSEY FINANCIAL CORPORATION, INC.
                          2000 RESTRICTED STOCK PLAN

     The Board of Directors of the Company is presenting for stockholder approval the South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan (the "Restricted Stock Plan"), in the form attached hereto as Appendix B. The purpose of the Restricted Stock Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and any of its affiliates, including the Association, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the Restricted Stock Plan, which is qualified in its entirety by the complete provisions of the Restricted Stock Plan attached hereto as Appendix B.

Summary of the Restricted Stock Plan

     Type of Stock Awards. The Restricted Stock Plan provides for the award of Common Stock in the form of restricted stock awards which are subject to the restrictions specified in the Restricted Stock Plan or as determined by the Committee.

     Administration. The Restricted Stock Plan is administered by the Committee appointed by the Company's Board of Directors. Subject to the terms of the Restricted Stock Plan and resolutions of the Committee, the Committee interprets the Restricted Stock Plan and is authorized to make all determinations and decisions thereunder. The Committee also determines the participants to whom restricted stock awards will be made, the number of shares of Common Stock covered by each award and the terms and conditions applicable to such award.

     Participants. All employees and outside directors employed by or in service with the Company and its subsidiaries, as of August 12, 1999, are eligible to participate in the Restricted Stock Plan.

     Number of Shares of Common Stock Available. The Company will reserve a number of shares of Common Stock for issuance under the Restricted Stock Plan in the form of restricted stock in accordance with a formula set forth in the Restricted Stock Plan. The formula provides that the number of shares reserved for grant under the plan will equal 1,517,372 divided by the lesser of the fair market value of the common stock on (i) August 12, 1999 or (ii) the effective date of the plan. Shares of Common Stock to be issued under the Restricted Stock Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Alternatively, the Company may establish a trust in which to hold reserved shares. Any shares subject to an award which is forfeited or is terminated will again be available for grant under the Restricted Stock Plan. Based on the closing price $13.9375 for the common stock on August 12, 1999, 108,869 shares of common stock would be reserved for stock awards under the Restrictive Stock Plan. This number reflects the minimum number of shares that will be reserved for use under the Restrictive Stock Plan. If the fair market value of the common stock is less than $13.9375 per share on the effective date (February 16, 2000) the number of shares will increase accordingly. The number of shares may vary as the price of the common stock changes prior to the effective date.

     Restricted Stock Awards. Awards under the Restricted Stock Plan will be made in the form of restricted shares of Common Stock that are subject to restrictions on transfer of ownership. It is anticipated that the initial awards under the Restricted Stock Plan will vest in equal installments over a three- to five-year period beginning on the first anniversary of the date of grant. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized during the period over which the shares vest. If a recipient terminates employment or service with the Company or its subsidiaries for reasons other than death or disability, or, at the discretion of the Committee, retirement, the recipient forfeits all rights to shares under restriction. If such termination is caused by death, disability or, if applicable, retirement, all restrictions expire and all shares allocated become unrestricted. A recipient will be entitled to voting and other stockholder rights with respect
to the shares while restricted.   Dividends paid during the period of
restriction will, at the Committee's discretion, be distributed to the recipient when paid or held in escrow or trust for the benefit of the recipient until the shares to which the dividends relate are vested.

     Effect of a Change in Control. In the event of a change in control (as defined in the Restricted Stock Plan) of the Company, all outstanding awards under the Restricted Stock Plan will immediately become fully vested.

     Term of the Restricted Stock Plan. The Restricted Stock Plan will be effective on February 16, 2000 but only if the Restricted Stock Plan is approved by the stockholders of the Company on that date. The Restricted Stock Plan will expire on the tenth anniversary of the effective date, unless sooner terminated by the Board.

     Amendment of the Restricted Stock Plan. The Restricted Stock Plan allows the Board to amend the Restricted Stock Plan without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of awards of restricted stock under the Restricted Stock Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     A participant who has been awarded restricted stock under the Restricted Stock Plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

     A recipient of a restricted stock award who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

New Plan Benefits

     The Company anticipates that stock awards will be made to eligible non-employee directors and employees on or after the effective date of the Restricted Stock Plan at levels consistent with other recently converted thrift institutions. However, the no specific determinations have been made regarding the size of individual awards.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE SOUTH JERSEY FINANCIAL CORPORATION, INC. 2000 RESTRICTED STOCK PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE SOUTH JERSEY FINANCIAL CORPORATION, INC. 2000 RESTRICTED STOCK PLAN.

                   PROPOSAL 3.   RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's independent auditors for the year ended December 31, 1999 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Association and the Company for the year ending December 31, 2000, subject to ratification of such appointment by the shareholders.

     Representatives of Deloitte & Touche LLP will be present at the Special Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Special Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

Shareholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders not later than March 20, 2000. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2000 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than May 22, 2000 assuming the 2000 annual meeting is held on August 18, 2000 and that the Company provides at least 100 days notice or public disclosure of the date of the meeting. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Special Meeting, you are urged to promptly sign your proxy card and return it in the enclosed self-addressed envelope. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Special Meeting.


                                    By Order of the Board of Directors

                                    /s/ Joseph M. Sidebotham

                                    Joseph M. Sidebotham
                                    Corporate Secretary

Turnersville, New Jersey
January 4, 2000



           YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN
             PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL
             MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
                   RETURN THE ACCOMPANYING PROXY CARD IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A
                                    PROPOSED
                    SOUTH JERSEY FINANCIAL CORPORATION, INC.
                             2000 STOCK OPTION PLAN

1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Association" means South Jersey Savings and Loan Association, Turnersville, New Jersey.

     (c) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options and Incentive Stock Options.

     (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (e) "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Association shall mean an event of a nature that (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Association purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs or is effectuated in which the Association or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Association with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Association or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means the date the Plan is approved by shareholders of the Holding Company.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                         -----------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q) "Holding Company" means South Jersey Financial Corporation, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v)  "Participant" means any person who holds an outstanding Award.

     (w) "Performance Award" means an Award granted to a Participant pursuant to Section 8 of the Plan.

     (x) "Plan" means this South Jersey Financial Corporation, Inc. 2000 Stock-Option Plan.

     (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. Notwithstanding the foregoing "Retirement" shall include termination of employment (other than Termination for Cause) under which the Participant would qualify for normal or early retirement under the money purchase pension plan sponsored by the Association, as in effect on the Effective Date. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (z) "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

     (aa) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (bb) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.
     --------------

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     ----------------------------------

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.
     (b)  Incentive Stock Options.

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Options under the Plan is 379,343. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares. No Employee may be granted an Option under this Plan to purchase more than 25% of all shares of Common Stock available under this Plan. No outside Director may be granted an Option under this Plan to purchase more than 5% of all shares of Common Stock available under this Plan.

5.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price.  The Committee shall determine the Exercise Price of
         --------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-statutory Stock Options.  The Committee shall determine
         ------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in
         -------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the South Jersey Savings Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

     (d) Termination of Employment or Service (General).   Unless otherwise
         ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability, death, or as a result of a Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (e) Termination of Employment or Service (Retirement).  In the event of a
         -------------------------------------------------
Participant's Retirement, all Non-Statutory Stock Options held by the Participant at the date of Retirement shall immediately become exercisable and remain exercisable for a period of five (5) years following the date of Retirement.

     (f) Termination of Employment or Service (Disability or death).   In the
         ----------------------------------------------------------
event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (g) Termination of Employment or Service (Termination for Cause). Unless
         ------------------------------------------------------------
otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (h) Termination of Employment or Service (Change in Control).  In the event
         --------------------------------------------------------
of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Option, regardless of whether or when the Option holder terminates employment or service.

     (i) Payment.   Payment due to a Participant upon the exercise of a Non-
         -------
Statutory Stock Option shall be made in the form of shares of Common Stock.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price.  The Committee shall determine the Exercise Price of
         --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Amounts of Incentive Stock Options.  To the extent the aggregate Fair
         ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options.  The Committee shall determine the
         --------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d) Non-Transferability.  No Incentive Stock Option shall be transferable
         -------------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General).  Unless otherwise determined by
         -----------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability, death, or as a result of a Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (f) Termination of Employment (Retirement). In the event of a Participant's
         --------------------------------------
Retirement, all Incentive Stock Options held by the Participant at the date of Retirement shall immediately become exercisable and shall remain exercisable for a period of five (5) years following the date of Retirement. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

     (g) Termination of Employment (Disability or Death).  In the event of the
         -----------------------------------------------
termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (h) Termination of Employment (Termination for Cause).  Unless otherwise
         -------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Change in Control  In the event of a Change in Control, all Incentive
         -----------------
Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Option, regardless of whether or when the Option holder terminates employment or service. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

     (j) Payment.  Payment due to a Participant upon the exercise of an
         -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) Disqualifying Dispositions.  Each Award Agreement with respect to an
         --------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.   PERFORMANCE AWARDS.
     ------------------

     The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate or the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award.

9.   DEFERRED PAYMENTS.
     -----------------

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

10.  METHOD OF EXERCISE OF OPTIONS.
     -----------------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

11.  RIGHTS OF PARTICIPANTS.
     ----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

12.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14.  TAXES.
     -----

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local tax withholding requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

15.  NOTIFICATION UNDER SECTION 83(b).
     --------------------------------

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

16.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

17.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon approval by the Holding Company's shareholders. The failure to obtain shareholder approval will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not approved by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with
Section 162(m) of the Code.

18.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant or except as provided for in Section 16(c) of the Plan, adversely affect a Participant's vested rights under a previously granted Award.

19.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

20.  TREATMENT OF AWARDS UPON A CHANGE IN CONTROL.
     --------------------------------------------

     In the event of a Change in Control where the Holding Company or the Association is not the surviving entity, the Board of Directors of the Holding Company and/or the Association, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

          (i) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

          (ii) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or, only if the Committee determines that neither of the alternatives set forth in clauses (i) or (ii) are legally available; or

          (iii) Replace the Awards with a cash payment under an incentive plan, program, or other arrangement of the successor entity that preserves the economic value of the Awards and makes any such cash payment subject to the same vesting or exercisability schedule applicable to such Awards.

     (b) The determination of comparability of Awards offered by a successor entity under clause (ii) of paragraph (a) above shall be made by the Committee, and the Committee's determination shall be conclusive and binding.

                                                                      APPENDIX B

                                   PROPOSED
                   SOUTH JERSEY FINANCIAL CORPORATION, INC.
                          2000 RESTRICTED STOCK PLAN

1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Association" means South Jersey Savings and Loan Association, Turnersville, New Jersey.

     (c)   "Award" means  a grant under the Plan of Stock Awards.

     (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (e)   "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Association shall mean an event of a nature that (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Association purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs or is effectuated in which the Association or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Association with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Association or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding.

     (g)   "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j)   "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means the date the Plan is approved by shareholders of the Holding Company.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

           (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

           (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                         -----------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (p)   "Holding Company" means South Jersey Financial Corporation, Inc.

     (q) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (r)   "Participant" means any person who holds an outstanding Award.

     (s) "Performance Award" means an Award granted to a Participant pursuant to Section 7 of the Plan.

     (t) "Plan" means this South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan.

     (u) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. Notwithstanding the foregoing "Retirement" shall include termination of employment (other than Termination for Cause) under which the Participant would qualify for normal or early retirement under the money purchase pension plan sponsored by the Association, as in effect on the Effective Date. "Retirement" with respect to an Outside

Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (v)   "Stock Award" means an Award granted to a Participant pursuant to
Section 6 of the Plan.

     (w) "Termination for Cause" shall mean termination because of Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

     (x) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (y) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.
     --------------

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the number of shares subject to the Award; (ii) the expiration date of the Award; (iii) the manner, time, and rate (cumulative or otherwise) of vesting of such Award; and (iv) the restrictions, if any, placed upon such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     ----------------------------------

     Only Stock Awards may be granted under the Plan.

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 11 of the Plan, the number of shares reserved for Awards under the Plan shall be fixed as of the Effective Date and shall be determined by dividing 1,517,372 by the lesser of the Fair Market Value of the Common Stock on (i) August 12, 1999, or (ii) the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards terminate, expire or are forfeited without having vested, new Awards may be made with respect to these shares. No Employee may be granted Stock Awards under this Plan covering more than 25% of the shares of Common Stock available under this Plan. No outside Director may be granted Stock Awards under this Plan covering more than 5% of the shares of Common Stock available under this Plan.

5.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, Outside Directors in service with the Holding Company or Association as of August 12, 1999, and all Employees employed by the Holding Company or the Association shall be eligible to receive Awards under the Plan.

6.   STOCK AWARDS.
     ------------

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)   Grants of the Stock Awards. Stock Awards may only be made in whole
           ---------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b)   Terms of the Stock Awards. The Committee shall determine the dates
           -------------------------
on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c)   Termination of Employment or Service (General). Unless otherwise
           ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or as a result of a Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d)  Termination of Employment or Service (Retirement). In the event of a
          -------------------------------------------------
Participant's Retirement, all unvested Stock Awards held by a Participant shall immediately vest.

     (e)   Termination of Employment or Service (Disability or death). In the
           ----------------------------------------------------------
event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f)   Termination of Employment or Service (Termination for Cause). Unless
           ------------------------------------------------------------
otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (g)   Change in Control. In the event of a Change in Control all unvested
           -----------------
Stock Awards held by a Participant shall immediately vest.

     (h)   Issuance of Certificates. Unless otherwise held in Trust and
           ------------------------
registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

           "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan and Award Agreement entered into between the registered owner of such shares and South Jersey Financial Corporation, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of South Jersey Financial Corporation, Inc. located at 4651 Route 42, Turnersville, New Jersey.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (i)   Non-Transferability. Except to the extent permitted by the Code, the
           -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

           (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

           (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

           (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six
                  (6) months following the date of grant of the Stock Award.

     (j)   Accrual of Dividends. To the extent Stock Awards are held in Trust
           --------------------
and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (k)   Voting of Stock Awards. After a Stock Award has been granted but for
           ----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (l)   Payment. Payment due to a Participant upon the redemption of a Stock
           -------
Award shall be made in the form of shares of Common Stock.

7.   PERFORMANCE AWARDS.
     ------------------

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate or the Participant in addition to or in lieu of the mere passage of time. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

8.   DEFERRED PAYMENTS.
     -----------------

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

9.   RIGHTS OF PARTICIPANTS.
     ----------------------

     Except as otherwise specifically provided for in this Plan or an Award Agreement, no Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by a Stock Award until the date of issuance of a stock certificate for such Common Stock and, upon issuance of a certificate, the Participant's rights shall be limited to the extent of any applicable restrictions. Nothing contained in this Plan or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

10.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

11.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan; or

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 11 shall be subject to required approval by the Office of Thrift Supervision.

12.  TAXES.
     -----

     Whenever under this Plan, cash or shares of Common Stock are to be delivered upon payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local tax withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

13.  NOTIFICATION UNDER SECTION 83(b).
     --------------------------------

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

14.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

15.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon approval by the Holding Company's shareholders. The failure to obtain shareholder approval will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not approved by stockholders any Award intended to comply with
Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

16.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

17.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

                   SOUTH JERSEY FINANCIAL CORPORATION, INC.
                        SPECIAL MEETING OF SHAREHOLDERS

                               February 16, 2000
                            11:00 a.m. Eastern Time
                        _______________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of the Board of Directors of South Jersey Financial Corporation, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Shareholders, to be held on February 16, 2000, at 11:00 a.m. Eastern Time, at the Renaissance Room, 194 Fries Mill Road, Turnersville, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The approval of the South Jersey Financial Corporation, Inc. 2000 Stock Option Plan.

           FOR                       AGAINST                   ABSTAIN
           ---                       -------                   -------

           [_]                         [_]                       [_]

     2. The approval of the South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan.

           FOR                       AGAINST                   ABSTAIN
           ---                       -------                   -------

           [_]                         [_]                       [_]

     3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of South Jersey Financial Corporation, Inc. for the year ending December 31, 2000.

           FOR                       AGAINST                   ABSTAIN
           ---                       -------                   -------

           [_]                         [_]                       [_]




                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

     The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and of a Proxy Statement dated January 4, 2000.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                    Dated:___________________________



                                    ________________________________
                                    SIGNATURE OF SHAREHOLDER



                                    ________________________________
                                    SIGNATURE OF SHAREHOLDER



                         _____________________________


           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.